Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 6 TO AMENDED & RESTATED LOAN AGREEMENT G&I

THIS AMENDMENT NO. 6 TO AMENDED & RESTATED LOAN AGREEMENT (G&I) (this “Sixth Amendment”), dated as of June 8, 2017, is by and among (i) HASI CF I Borrower LLC, a Delaware limited liability company (“Borrower HASI”), HAT CF I Borrower LLC, a Delaware limited liability company (“Borrower HAT I”) and HAT CF II Borrower LLC, a Delaware limited liability company (“Borrower HAT II”, and together with Borrower HASI and Borrower HAT I, the “Borrowers”), (ii) Bank of America, N.A., in its capacity as lender under the A&R Loan Agreement (as defined below) (in such capacity, the “Lender”), (iii) Bank of America, N.A., in its capacity as administrative agent under the A&R Loan Agreement (in such capacity, the “Administrative Agent”) and (iv) for purposes of Sections 3 and 4 only, Bank of America, N.A., in its capacity as administrative agent under the Other Loan Agreement (in such capacity, the “Other Administrative Agent”).

WHEREAS, the Borrowers, the Lender, and the Administrative Agent are parties to an Amended & Restated Loan Agreement (G&I) dated as of August 12, 2014 (as amended, amended and restated, or otherwise modified from time to time, the “A&R Loan Agreement”);

WHEREAS, the Administrative Agent and the Other Administrative Agent, together with the Grantors, the PF Collateral Agent and the G&I Collateral Agent (as such parties are defined in the A&R Intercreditor Agreement), are parties to an Intercreditor Agreement dated as of August 12, 2014 (as amended, amended and restated, or otherwise modified from time to time, the “A&R Intercreditor Agreement”);

WHEREAS, (a) the Borrowers, the Lender, and the Administrative Agent have agreed to amend certain provisions of the A&R Loan Agreement as more specifically set forth herein and (b) the Other Administrative Agent has agreed to consent to such amendments as more specifically set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Definitions.

Capitalized terms used in this Sixth Amendment but not defined herein shall have the meanings ascribed thereto in the A&R Loan Agreement.

SECTION 2. Required Lender.

The Lender holds 100% of the Outstanding Amount and the aggregate unused Commitments under the A&R Loan Agreement and thus constitutes the Required Lender for purposes of the A&R Loan Agreement and this Sixth Amendment.

Project Moon (G&I)

Amendment No. 6 to A&R Loan Agreement

SECTION 3. A&R Loan Agreement Amendment.

In accordance with Section 15.1.1 of the A&R Loan Agreement and, with respect to the Administrative Agent and the Other Administrative Agent, Section 3.4(c)(i) of the A&R Intercreditor Agreement, and in each case subject to the terms set forth herein, as of the date hereof, the Required Lender, the Administrative Agent, the Other Administrative Agent and each Borrower hereby agree to amend the A&R Loan Agreement as follows:

i.	Section 2.6 of the A&R Loan Agreement is amended by deletion of clause (b) in its entirety and replacement with the following:

“(b) the date on which the aggregate principal amount of all Advances made under the Loan Facility since July 19, 2013 (without regard to any prepayment or repayments hereunder), is equal to or greater than $500,000,000 (the “Maximum Advance Limitation”), and”.

ii.

SECTION 4. Sixth Amendment as Loan Document; Representations.

i.	For the avoidance of doubt, the parties hereto agree that this Sixth Amendment shall be deemed to be a Loan Document under the A&R Loan Agreement.

ii.	The parties hereto agree that the total aggregate amount of all Advances made under the Loan Facility (without regard to any prepayment or repayments thereunder) as of the date of this Sixth Amendment is $349,100,000.000.

iii.	Each Borrower represents and warrants, as to itself and each Related Borrower Party, to each Agent and the Lender, as of the date hereof, that the following statements are true and correct:

a.	The execution, delivery and performance by such Borrower of this Sixth Amendment, and the consummation of the transactions contemplated hereby do not and will not (i) violate in any material respect (A) any provision of any Applicable Law with respect to such Related Borrower Party, (B) any of the Organizational Documents of any Related Borrower Party, or (C) any order, judgment or decree of any court or other agency of government binding on any Related Borrower Party; (ii) conflict with, result in a breach of or constitute (immediately or upon the giving of notice) a default in any material respect under any Contractual Obligation of any Related Borrower Party; (iii) result in or require the creation or imposition of any material Lien upon any of the properties or assets of any Related Borrower Party (other than any Liens permitted by or created under any of the Loan Documents in favor of Collateral Agent, on behalf of the Secured Parties); or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of any Related Borrower Party;

b.	Such Borrower is duly authorized to execute, deliver and perform its obligations under this Sixth Amendment. The execution, delivery and performance of this Sixth Amendment has been duly authorized by all necessary corporate, limited liability company or partnerships, as applicable, action on the part of such Borrower; and

Project Moon (G&I)

Amendment No. 6 to A&R Loan Agreement

c.	This Sixth Amendment is a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

iv.	For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of this Sixth Amendment, each Borrower and each Agent shall treat (and the Lender hereby authorizes the Agents to treat) the A&R Loan Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 5. Effect of Sixth Amendment.

The amendment set forth herein is limited as written, is effective only in the specific instance and for the specific purpose for which given, and shall not be deemed to be a waiver of or consent to, or modification of in any respect, any other term or condition in the A&R Loan Agreement or any of the documents referred to herein or therein. The terms and provisions set forth in each Loan Document are hereby ratified and confirmed by each Borrower in all respects. Each Borrower acknowledges and agrees that the execution, delivery and performance of this Sixth Amendment by the Administrative Agent and of the Lender does not and shall not create (nor shall Borrowers or any Related Borrower Subsidiary rely upon the existence of or claim or assert that there exists) any obligation of the Lender and the Administrative Agent to consider or agree to any amendment of or waiver or consent with respect to any of the Loan Documents, or any other instrument or agreement to which the Administrative Agent or the Lender is a party (collectively an “Amendment or Consent”), and in the event that the Administrative Agent or the Lender subsequently agrees to consider any requested Amendment or Consent, neither the existence of this Sixth Amendment, nor any other conduct of the Administrative Agent or the Lender related hereto, shall be of any force or effect on the Administrative Agent’s or the Lender’s consideration or decision with respect to any such requested Amendment or Consent, and the Administrative Agent and the Lender shall not have any obligation whatsoever to consider or agree to any such Amendment or Consent.

SECTION 6. Governing Law.

This Sixth Amendment shall be governed by the laws of the State of New York.

SECTION 7. Severability.

Wherever possible, each provision of this Sixth Amendment shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Sixth Amendment shall remain in full force and effect.

Project Moon (G&I)

Amendment No. 6 to A&R Loan Agreement

SECTION 8. Counterparts; Electronic Signatures.

This Sixth Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Sixth Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart thereof.

SECTION 9. Amendment Fee.

In accordance with Sections 3.2.4 and 15.1.4 of the A&R Loan Agreement, as a condition precedent to the execution and delivery by the Administrative Agent and Lenders of this Sixth Amendment, the Borrowers shall pay or cause to be paid to the Administrative Agent, a fee in the amount of $25,000.

[Signatures Appear on Next Pages]

Project Moon (G&I)

Amendment No. 6 to A&R Loan Agreement

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed and delivered by their respective officers or representatives hereunto duly authorized as of the date first written above.

Borrowers

HASI CF I BORROWER LLC, as a Borrower

By:	/s/ Nathaniel J. Rose
Name:	Nathaniel J. Rose
Title:	Authorized Signatory

HAT CF I BORROWER LLC, as a Borrower

By:	/s/ Nathaniel J. Rose
Name:	Nathaniel J. Rose
Title:	Authorized Signatory

HAT CF II BORROWER LLC, as a Borrower

By:	/s/ Nathaniel J. Rose
Name:	Nathaniel J. Rose
Title:	Authorized Signatory

Project Moon (G&I)

Amendment No. 6 to A&R Loan Agreement

Lender

BANK OF AMERICA, N.A., as Lender

By:	/s/ Claudia Welch
Name: Claudia Welch
Title: Director

Project Moon (G&I)

Amendment No. 6 to A&R Loan Agreement

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ACKNOWLEDGED AND AGREED:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Maria McClain
Name: Maria McClain
Title: Vice President, Agency Management

For purposes of Sections 3 and 4 only:

BANK OF AMERICA, N.A., as Other Administrative Agent

By:	/s/ Maria McClain
Name: Maria McClain
Title: Vice President, Agency Management

Project Moon (G&I)

Amendment No. 6 to A&R Loan Agreement

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